Execution Version

EXHIBIT 10.18

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of February 28, 2025 (this “Third Amendment”), is by and among CoreWeave Compute Acquisition Co., IV, LLC (the “Borrower”) and each of the Consenting Lenders (as defined below).
W I T N E S S E T H
WHEREAS, the Borrower, U.S. Bank Trust Company, National Association, a national banking association, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”, U.S. Bank Trust Company, National Association, as the Collateral Agent, U.S. Bank National Association, as Depositary Bank, and the other financial institutions party thereto are party to that certain Credit Agreement, dated as of May 16, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, including by that certain First Amendment to Credit Agreement, dated as of August 29, 2024, that certain Limited Waiver and Second Amendment to Credit Agreement, dated as of December 31, 2024, the “Existing Credit Agreement”, and after giving effect to this Third Amendment, the “Credit Agreement”);
WHEREAS, in accordance with Section 9.08(b) of the Credit Agreement, the Borrower and the Required Lenders desire to enter into, execute and deliver this Third Amendment as an amendment to the Existing Credit Agreement; and
WHEREAS, the Lenders party hereto constituting at least the Required Lenders under the Credit Agreement (collectively, the “Consenting Lenders”) have agreed to make certain amendments to the Existing Credit Agreement, in each case as more specifically set forth herein.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Consenting Lenders covenant and agree as follows:
1.Capitalized Terms: Capitalized terms used herein without definition shall have the meanings assigned to them in the Credit Agreement.
2.Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Borrower and the Consenting Lenders hereby agree that the Existing Credit Agreement is hereby amended as follows:
(a)the definition of “Obligors” is hereby amended and restated in its entirety as follows:
“Obligors” means, collectively, on and after the Second Amendment Effective Date, any Subsidiary of the Borrower that becomes an Obligor in accordance with Section 5.23 hereof. For the avoidance of doubt, all Subsidiaries of the Borrower shall become Obligors under this Agreement pursuant to Section 5.23. It is agreed and understood that, notwithstanding the requirements of Section 5.23, the Specified Foreign Entities shall be deemed to be Obligors for all purposes hereunder.
(b)the definition of “Specified Foreign Entities” is amended and restated in its entirety as follows:

“Specified Foreign Entities” shall mean, collectively, (i) until and including June 13, 2025, CoreWeave (Spain) S.L., (ii) until and including March 31, 2025, CoreWeave UK Limited and (iii) until and including April 30, 2025, CoreWeave Sweden AB and, solely with respect to certain other GPU Servers held in Sweden, if any, Parent. For the avoidance of doubt, there shall be no Specified Foreign Entities after June 13, 2025.
(c)Section 5.26 of the Credit Agreement is amended and restated in its entirety as follows:
Perfection Certificate. The Borrower shall, as soon as practicable but in no event later than June 13, 2025 (or such later date as the Lead Lenders may agree) deliver to the Administrative Agent a duly executed perfection certificate satisfactory to the Lead Lenders.
3.Conditions. This Third Amendment shall become effective upon the satisfaction or waiver of all of the following conditions precedent (the date upon such satisfaction or waiver, the “Third Amendment Effective Date”):
(a)the Consenting Lenders shall have received fully executed copies of the Third Amendment, ;
(b)no Event of Default or Default shall have occurred and be continuing on the Third Amendment Effective Date immediately before or after giving effect to this Third Amendment, and
(c)the representations and warranties set forth in Article III of the Credit Agreement shall be true and correct in all material respects on and as of the Third Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) or except to the extent such representations and warranties are expressly intended to be made as of the Closing Date or conditioned on the occurrence of the Closing Date (in which case such representations and warranties shall be true and correct in all material respects as of the Closing Date or conditioned on the occurrence of the Closing Date, as applicable), as applicable (and, in all cases, to the extent qualified by materiality, true and correct in all respects).
4.Post-Closing Obligations. Within the time periods specified on Schedule A hereto (as each may be extended by the Lead Lenders in their sole discretion), the Borrower shall, and shall cause each Subsidiary to, complete such undertakings as are set forth on Schedule A hereto. Failure of the Borrower to, or to cause each Subsidiary to, comply with the obligations of this Section 4 shall be deemed an Event of Default under Section 7.01(d) of the Credit Agreement
5.Payment of Fees. The Borrower shall pay (or cause to be paid) within thirty (30) days after the date of this Third Amendment the reasonable and documented and invoiced fees of Shipman & Goodwin LLP, King & Spalding LLP, and the Lenders incurred in connection with the preparation, negotiation and execution of this Third Amendment.
6.Effectiveness. Upon effectiveness of this Third Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like

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import referring to the Credit Agreement, and each reference in any other agreement to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Third Amendment.
7.Applicable Law; Waivers; Amendments; Entire Agreement; Waiver of Jury Trial; Severability; Jurisdiction; Consent to Service of Process; Confidentiality. Sections 9.07, 9.08, 9.10, 9.11, 9.12, 9.15 and 9.16 of the Credit Agreement are hereby incorporated by reference mutatis mutandis.
8.[Reserved].
9.Certification of Responsible Officer. Borrower hereby certifies pursuant to Section 9.08(c) of the Credit Agreement, that (i) its signatory below is a Responsible Officer and (ii) that this Third Amendment and the amendments contained therein are permitted by the Loan Documents.

10.Acknowledgments of the Borrower. The Borrower hereby irrevocably and unconditionally acknowledge, affirms and covenants to the Administrative Agent and each of the Lenders party hereto that the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein, and the Parent Guarantee does and shall continue to support the payment of all Obligations.

11.Loan Document. This Third Amendment shall constitute a Loan Document under the Credit Agreement.

12.Release. Parent and the Borrower each hereby releases the Administrative Agent, the Lender Representative and the Lenders party hereto and their respective affiliates and subsidiaries and their respective officers and directors as well as their respective successors from any and all claims, obligations, rights, causes of action, and liabilities, of whatever kind or nature, that are known or foreseen and arising on or before the date hereof, which the Borrower ever had, now have or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever, which are based upon, arise under or are related to the Loan Documents (the “Released Matters”). Without limiting the generality of the foregoing, Parent and the Borrower, hereby waive the provisions of any statute or doctrine to the effect that a general release does not extend to claims which a releasing party does not know or suspect to exist in its favor at the time of executing the release, which if known by such releasing party would have materially affected the releasing party’s settlement with the party being released. Each of the Parent and the Borrower acknowledge that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages suffered by Parent, the Borrower or any of their Affiliates arising in connection with the Released Matters. Each of Parent and the Borrower acknowledge that the release contained herein constitutes a material inducement to Administrative Agent, the Lender Representative and the Lenders party hereto to enter into this Third Amendment and that the Administrative Agent, the Lender Representative and Term Lenders party hereto would not have done so but for their expectation that such release is valid and enforceable in all events. Notwithstanding the foregoing, the Borrower shall not have any obligation hereunder to release matters or waive any claims or defenses resulting from the gross negligence, willful misconduct or bad faith of any of the parties released hereunder as determined by a final non-appealable judgment of a court of competent jurisdiction.

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13.Execution in Counterparts. This Third Amendment may be executed in any number of counterparts (including in electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign)), each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Third Amendment and of signature pages by PDF transmission or other electronic means shall constitute effective execution and delivery of this Third Amendment as to the parties hereto and may be used in lieu of the original Third Amendment for all purposes. Signatures of the parties hereto transmitted by PDF transmission or other electronic means shall be deemed to be their original signatures for all purposes.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be duly executed as of the date first above written.

COREWEAVE COMPUTE ACQUISITION CO.,
IV, LLC, as the Borrower

By: /s/ Michael Intrator     Name: Michael Intrator
Title: Chief Executive Officer

COREWEAVE, INC., as Parent

By: /s/ Michael Intrator     Name: Michael Intrator
Title: Chief Executive Officer

[CoreWeave 2.0 – Signature Page to Third Amendment to Credit Agreement]

The undersigned Lenders hereby irrevocably and unconditionally consents to the Third Amendment:
BXC BXDR SUB-C LLC, as a Consenting Lender By: Blackstone Rated Senior Direct
Lending Associates LLC, its manager

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Secretary and Vice President

BLACKSTONE CREDIT SERIES
FUND-C-LP, as a Consenting Lender

By: Blackstone Credit Series Fund-C Associates LLC, its general partner

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

PAIGE SUB-C LLC, as a Consenting Lender

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Secretary and Vice President
ALUMINUM SUB-C LLC, as a Consenting Lender

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Secretary and Vice President

[CoreWeave 2.0 – Signature Page to Third Amendment to Credit Agreement]

BLACKSTONE COF IV AIV-1 LP, as a Consenting Lender
By: GSO Capital Opportunities Associates IV LP, its general partner

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

BLACKSTONE COF IV AIV-4 LP, as a Consenting Lender
By: GSO Capital Opportunities Associates IV LP, its general partner

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

BLACKSTONE GREEN PRIVATE CREDIT FUND
III-E LP, as a Consenting Lender

By: Blackstone Green Private Credit Associates III-E LLC, its general partner

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

TURQUOISE SPECIAL ACCOUNT LP ,
as a Consenting Lender

By: Blackstone Private Credit Strategies LLC, its investment advisor

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[CoreWeave 2.0 – Signature Page to Third
Amendment to Credit Agreement]

AMERICAN GENERAL LIFE INSURANCE
COMPANY, as a Consenting Lender

By: Blackstone Alternative Credit Advisors LLC pursuant to the power of attorney now and hereafter granted to it as Sub Manager

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

BXC BGREEN III PARALLEL CO-INVESTMENT
FUND SE I LP, as a Consenting Lender

By: Blackstone Green Private Credit Associates III LP, its general partner By: Blackstone Green Private Credit
Associates III (Delaware) LLC, its general Partner
By: GSO Holdings I L.L.C., its managing Member

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

BLACKSTONE GREEN PRIVATE CREDIT
FUND III AIV-1A LP, as a Consenting Lender

By: Blackstone Green Private Credit Associates III LP, its general partner
By: Blackstone Green Private Credit Associates III (Delaware)
LLC, its general partner
By: GSO Holdings I L.L.C., its managing member

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[CoreWeave 2.0 – Signature Page to Third
Amendment to Credit Agreement]

BLACKSTONE GREEN PRIVATE CREDIT
FUND III AIV-4 LP, as a Consenting Lender

By: Blackstone Green Private Credit Associates III LP, its general partner
By: Blackstone Green Private Credit Associates III (Delaware)
LLC, its general partner
By: GSO Holdings I L.L.C., its managing member

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

BLACKSTONE MULTI-ASSET CREDIT
HOLDINGS LP, as a Consenting Lender

By: Blackstone Multi-Asset Credit Associates LLC, its general partner

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

BLACKSTONE CREDIT HIBISCUS FUND LP, as a
Consenting Lender
By: Blackstone Credit Hibiscus Associates LLC, its general partner
By: GSO Holdings I LLC, its managing member

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[CoreWeave 2.0 – Signature Page to Third
Amendment to Credit Agreement]

BLACKSTONE CREDIT ORCHID FUND III LP, as
a Consenting Lender

By: GSO Orchid Associates LLC, its general partner

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[CoreWeave 2.0 – Signature Page to Third
Amendment to Credit Agreement]

BSOF PARALLEL ONSHORE FUND L.P.,
as a Consenting Lender

By: Blackstone Strategic Opportunity Associates L.L.C., its general partner

By: /s/ Jack Pitts
Name: Jack Pitts
Title: Authorized Person

[CoreWeave 2.0 – Signature Page to Third
Amendment to Credit Agreement]

BX LOMOND S.À R.L., as a Consenting Lender

By: /s/ Revel Wood
Name: Revel Wood
Title: Category A Manager

[CoreWeave 2.0 – Signature Page to
Third Amendment to Credit Agreement]

BX MATRIX II FUNDING, LLC, as a Consenting Lender

By: /s/ Christopher James
Name: Christopher James
Title: Authorized Signatory

[CoreWeave 2.0 – Signature Page to Third
Amendment to Credit Agreement]